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                              NOTICE OF WITHDRAWAL

   Limited partners in McNeil Real Estate Fund XX, L.P. who have tendered their units in the Bond Purchase tender offer and desiring to withdraw their units from such tender offer are urged to complete this Notice of Withdrawal and return it via facsimile or registered mail to McNeil Partners at:

       McNeil Partners, L.P.
       Investor Services
       P.O. Box 800359
       Dallas, Texas 75380
       Facsimile: (877) 638-5640 (toll free)

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                              NOTICE OF WITHDRAWAL

   Notice is hereby given that the undersigned, a limited partner in McNeil Real Estate Fund XX, L.P. (the "Partnership"), does hereby withdraw any and all units of limited partnership interest in the Partnership previously tendered pursuant to the Offer to Purchase dated January 13, 2000 by Bond Purchase, L.L.C.

Name of limited partner:
                               --------------------------------------------

Name of Person who tendered Units
(if different than limited partner):

                               --------------------------------------------

Signature (must be signature of person who signed the Letter of Transmittal in the same manner as Letter of Transmittal was signed):

                               --------------------------------------------
                              (Signature of Owner)

Date:         , 2000
                               --------------------------------------------
                              (Signature of Joint Owner)

                               --------------------------------------------
                              Name, Capacity and Title (if other than
                           individuals)

                Signature Guarantee Required for All Signatures
                  (See Instruction 2 of Letter of Transmittal)

Name and Address of Eligible Institution: _________________________________

Authorized Signature: _____________________________________________________

Name:                 Title: ________________  Date: ________________, 2000

    For assistance completing this Notice of Withdrawal, contact the McNeil
         Partners, L.P. Investor Services department at (800) 576-7907.